FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

Series B and C Certificates and Variable Funding Certificate / Subordinated Series 1995-1
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SETTLEMENT PERIOD: February 1997        PAYMENT DATE: 3/17/97

As of the Record Date:
Series B Invested Amount ......................................................     $100,000,000
Series B Pool Factor ..........................................................    1.00000000000

Series C Invested Amount ......................................................     $135,000,000
Series C Pool Factor ..........................................................    1.00000000000

Subordinated Series 1995-1 Invested Amount ....................................      $30,000,000
Subordinated Series 1995-1 Pool Factor ........................................    1.00000000000

Variable Funding Certificate (VFC) Invested Amount ............................      $40,000,000

For the Settlement Period:                                                                              Per $1,000
                                                                                                        ----------
Gross Collections for the Settlement Period ...................................     $200,411,000           $657.09
Defaulted Amount for the Settlement Period ....................................                0              0.00
Recoveries for the Settlement Period ..........................................                0              0.00

Certificate/Fee Distributions on: 3/17/97
     Interest on the Series B Certificates ....................................      $444,141.00             $1.46
     Interest on the Series C Certificates ....................................       583,390.35              1.91
     Interest on the Subordinated Series 1995-1 Certificates ..................       143,367.30              0.47
     Principal of the Series B Certificates ...................................             0.00              0.00
     Principal of the Series C Certificates ...................................             0.00              0.00
     Principal on the Subordinated Series 1995-1 Certificates .................             0.00              0.00
     Servicing Fee ............................................................       507,530.43              1.66
                                                                                  --------------            ------
                     Total of distributions ...................................    $1,678,429.08             $5.50
                                                                                  ==============            ======

VFC activity for the February 1997 Settlement Period:
     Beginning principal of the Variable Funding Certificate ..................   $27,000,000.00
     Principal from the Variable Funding Certificateholder ....................    13,000,000.00
     Principal to the Variable Funding Certificateholder ......................             0.00
                                                                                  --------------
     Ending principal of the Variable Funding Certificate .....................   $40,000,000.00
                                                                                  ==============

     Interest for the Settlement Period for the VFC ...........................      $139,559.99             $0.46
     Liquidity Fees for the Settlement Period for the VFC .....................        16,218.84              0.05
                                                                                  --------------            ------
     Total VFC Interest and Liquidity Fees for the Settlement Period ..........      $155,778.83             $0.51
                                                                                  ==============            ======

As of the end of the February 1997 Settlement Period:
Subordinated Amounts:
    Series B Certificates .....................................................      $23,456,791
    Series C Certificates .....................................................      $31,666,667
    Variable Funding Certificate  (VFC) .......................................       $9,382,716
Aggregate Subordinated Transferor Amount ......................................      $39,632,768

Cash Collateral Account balance ...............................................               $0
Collection Account balance ....................................................       $1,694,000
Excess Funding Account balance ................................................       $7,000,000

  -   Amounts per $1,000 are in relation to the aggregated Invested Amount (Series B and C, the VFC and Subordinated Series
      1995-1) as of the Record Date.
  -   Interest is for the Interest Accrual Period ending March 16th.
  -   The Series B Certificate Rate was 5.92188% for this Interest Accrual Period.
  -   The Series C Certificate Rate was 5.76188% for this Interest Accrual Period.
  -   The Subordinated Series 1995-1 Certificate Rate was 6.37188% for this Interest Accrual Period.

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